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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 23, 1998
                Date of Report (Date of earliest event reported)


                           CALIFORNIA MICROWAVE, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     0-7428                 94-1668412
      (State or other              (Commission            (IRS Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)

                1143 Borregas Avenue, Sunnyvale, California 94089
               (Address of principal executive offices) (Zip Code)

        (Registrant's telephone number, including are code): 408/732-4000



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Item 5.  Other Events.

            On April 23, 1998, California Microwave, Inc. issued three press releases, one announcing adoption of its new corporate strategy and a reorganization of its divisions, one announcing its results for the quarter ended March 31, 1998 and adoption of segment reporting for its divisions, and one announcing the appointment of a new director. All three press releases are attached hereto as exhibits. Also attached as an exhibit hereto is quarterly segment information for the reorganized divisions of California Microwave, Inc. for the fiscal year ended June 30, 1997.

Item 7.

            (c)  Exhibits

            99.3 Press Release Issued by California Microwave on April 23, 1998 entitled "California Microwave Announces Strategic Repositioning Plan For Growth."

            99.4 Press Release Issued by California Microwave on April 23, 1998 entitled "California Microwave Reports $.19 for Third Quarter FY1998: Adopts Segment Reporting."

            99.5 Press Release Issued by California Microwave on April 23, 1998 entitled "California Microwave Appoints New Board Member."

            99.6 California Microwave Quarterly Segment Information for the fiscal year ended June 30, 1997.


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CALIFORNIA MICROWAVE, INC.
                                          (Registrant)


                                        By: /s/ GEORGE L. SPILLANE
                                           -----------------------------
                                          Name:  George L. Spillane
                                          Title: Vice President and
                                                    Secretary

Dated:  April 28, 1998


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